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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 19, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

             CANADA                        001-15503                          N/A
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification
         Incorporation) No.)

     495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                      K2K-3G1
          (Address of Principal Executive Offices)                         (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


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Item 5.    Other Events.

         On August 19, 2004 the Company issued a press release announcing that Cendant Corporation Upgraded to Workstream Compensation Release 5. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


99.1     Press Release issued on  August 19, 2004 by the Company.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WORKSTREAM INC.



Dated:  August 20, 2004                       By: /s/ Michael Mullarkey
                                                  ------------------------------
                                                  Name:  Michael Mullarkey
                                                  Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.                Description

99.1     Press Release issued on August 19, 2004 by Workstream Inc.